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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                          JUNE 25, 2003 (JUNE 24, 2003)



                                 ZIX CORPORATION

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     TEXAS                             0-17995                    75-2216818
     -----                        ----------------           -------------------
(STATE OR OTHER                   (COMMISSION FILE              (IRS EMPLOYER
JURISDICTION OF                        NUMBER)               IDENTIFICATION NO.)
INCORPORATION)

                            2711 NORTH HASKELL AVENUE
                                SUITE 2300, LB 36
                            DALLAS, TEXAS 75204-2960

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (214) 370-2000

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ITEM 5. OTHER EVENTS.

                  On June 24, 2003, Zix Corporation, a Texas corporation (the "Registrant"), entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with certain institutional investors pursuant to which the Registrant issued and sold 1,566,758 shares (the "Shares") of its common stock, par value $0.01 per share ("Common Stock") at a purchase price of $3.67 per share. In connection with such financing, the Registrant also issued warrants (the "Warrants"; and together with the Shares, the "Securities") to the investors to purchase 231,855 shares of Common Stock with an exercise price of $4.96 per share.

                  The gross proceeds received from this financing were $5,750,000. Net proceeds of the financing are expected to be used for working capital purposes.

                  The Securities have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Act. In connection with this financing, the Registrant and the investors entered into a Registration Rights Agreement, dated June 24, 2003, with respect to the Securities, pursuant to which the Registrant agreed to prepare and file, within 30 days following the issuance of the Securities, a registration statement covering the resale of the Shares and the Common Stock issuable upon the exercise of the Warrants. The Registrant is required to have such registration statement declared effective within 90 days following the date of the issuance of the Securities.

                  A complete copy of each of the Securities Purchase Agreement, the Form of Warrant, the Registration Rights Agreement and the related press release of the Registrant, are filed herewith as Exhibits 4.1, 4.2, 4.3, and 99.1, respectively, and are incorporated herein by reference. The summary of the transaction set forth above is qualified in its entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  4.1 Securities Purchase Agreement, dated June 24, 2003, by and among Zix Corporation and the investors named therein (including schedules but excluding exhibits).

                  4.2 Form of Warrant, dated June 24, 2003, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

                  4.3 Registration Rights Agreement, dated June 24, 2003, by and among Zix Corporation and the investors named therein.

                  99.1     Press Release issued by the Registrant on June 25,
                           2003.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ZIX CORPORATION

Date:    June 25, 2003             By:      /s/ Steve M. York
                                       -----------------------------------------
                                                Steve M. York
                                                Senior Vice President, Chief
                                                Financial Officer and Treasurer



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                                INDEX TO EXHIBITS

Exhibit
Number                                  Description
------                                  -----------
4.1      Securities Purchase Agreement, dated June 24, 2003, by and among Zix
         Corporation and the investors named therein (including schedules but excluding exhibits).

4.2 Form of Warrant, dated June 24, 2003, to purchase shares of common stock of Zix Corporation, issued by Zix Corporation.

4.3      Registration Rights Agreement, dated June 24, 2003, by and among Zix
         Corporation and the investors named therein.

99.1     Press Release issued by the Registrant on June 25, 2003.